EXHIBIT 99.1

SHORE BANCSHARES, INC. ANNOUNCES RECEIPT OF REGULATORY APPROVALS FOR ACQUISITION OF SEVERN BANCORP, INC.

EASTON, Md., September 27, 2021/PR Newswire/-Shore Bancshares, Inc. (“the Company” or "Shore") (NASDAQ:SHBI), the holding company of Shore United Bank, announced today that it has received regulatory approval from the Office of the Comptroller of the Currency to convert Shore United Bank to a national bank and, for Severn Savings Bank, FSB to be merged with and into Shore United Bank, National Association on the terms and subject to the conditions of the Agreement and Plan of Merger, dated as of March 3, 2021, by and between the Company and Severn Bancorp, Inc. ("Severn"). The Company previously disclosed in its Registration Statement on Form S-4, as amended and filed with the Securities and Exchange Commission (the “SEC”) on September 10, 2021, that the Company had received regulatory approval from the Federal Reserve Bank of Richmond for Severn to be merged with and into the Company. The consummation of the transaction remains subject to the approval by Severn’s shareholders of the merger, the approval by the Company's shareholders of the merger and the issuance of shares of the Company's common stock to the holders of Severn common stock in connection with the merger, and the satisfaction of other closing conditions. The Company expects that the Severn acquisition will close in the fourth quarter of 2021.

About Shore Bancshares, Inc.

Shore Bancshares, Inc. is the largest independent financial holding company headquartered on the Eastern Shore of Maryland. It is the parent company of Shore United Bank. The Bank operates 22 full-service branches in Baltimore County, Howard County, Kent County, Queen Anne’s County, Talbot County, Caroline County, Dorchester County and Worcester County in Maryland, Kent County, Delaware and Accomack County, Virginia. The Company engages in trust and wealth management services through Wye Financial Partners, a division of Shore United Bank.

About Severn Bancorp, Inc.

Severn Bancorp, Inc. is a savings and loan holding company chartered as a corporation in the state of Maryland in 1990. It conducts business primarily through three subsidiaries, Severn Savings Bank, FSB, Mid-Maryland Title Company, Inc. and SBI Mortgage Company. Founded in 1946, Severn Savings Bank is a full-service community bank offering a wide array of personal and commercial banking products as well as residential and commercial mortgage lending. It has seven branches located in Annapolis, Crofton, Edgewater, Glen Burnie, Lothian/Wayson’s Corner, and Severna Park.

FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Shore and Severn. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Shore’s and Severn’s current expectations and assumptions regarding Shore’s and Severn’s businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Any number of risks, uncertainties or other factors such as the COVID 19 pandemic could affect Shore’s or Severn’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive agreement and plan of merger between Shore and Severn; the outcome of any legal proceedings that may be instituted against Shore or Severn; delays in completing the transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) or shareholder approvals, or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Shore and Severn do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the transaction and integration of Shore and Severn successfully; and the dilution caused by Shore’s issuance of additional shares of its capital stock in connection with the transaction. Except to the extent required by applicable law or regulation, each of Shore and Severn disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding Shore, Severn and factors which could affect the forward-looking statements contained herein can be found in Shore’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2021 and June 30, 2021, and its other filings with the SEC, and in Severn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2021 and June 30, 2021, and its other filings with the SEC. SEC filings are available free of charge on the SEC’s website at www.sec.gov.

Additional Information About the Merger and Where to Find It

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed transaction.

In connection with the proposed merger transaction, Shore filed a registration statement on Form S-4 with the SEC, which contains a joint proxy statement of Severn and Shore and a prospectus of Shore, which has been distributed to the shareholders of Severn and Shore in connection with their votes on the merger of Severn with and into Shore and the issuance of Shore common stock in the transaction. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders are able to obtain these documents, and any other documents Shore and Severn have filed with the SEC, free of charge at the SEC’s website, www.sec.gov, or by accessing Shore’s website at www.shorebancshares.com under the “Investor Relations” link and then under the heading “Documents,” or by accessing Severn’s website at www.severnbank.com under the “Severn Bank Investors Relation” link and then under the heading “SEC Filings” and “Documents.” In addition, documents filed with the SEC by Shore or Severn will be available free of charge by (1) writing Shore at 18 East Dover Street, Easton, MD 21601, Attention: Edward C. Allen, or (2) writing Severn at 200 Westgate Circle, Suite 200, Annapolis, MD 21404, Attention: Vance Adkins.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of Shore may be deemed to be participants in the solicitation of proxies from the shareholders of Shore in connection with the proposed transaction. Information about Shore’s directors and executive officers is included in the proxy statement for its 2021 annual meeting of Shore’s shareholders, which was filed with the SEC on March 26, 2021.

The directors, executive officers and certain other members of management and employees of Severn may also be deemed to be participants in the solicitation of proxies in connection with the proposed transaction from the shareholders of Severn. Information about the directors and executive officers of Severn is included in its Annual Report on Form 10-K, as amended and filed with the SEC on April 30, 2021.

Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger. Free copies of this document may be obtained as described above.

For additional information or questions, please contact:

Lloyd L. “Scott” Beatty, Jr.

President and Chief Executive Officer

Shore Bancshares, Inc.

(410) 763-7800

Edward C. Allen

Chief Financial Officer

Shore Bancshares, Inc.

(410) 763-7800

Alan Hyatt

Chairman, President and Chief Executive Officer

Severn Bancorp, Inc.

410-260-2000

Vance Adkins

Chief Financial Officer

Severn Bancorp, Inc.

410-260-2000